Exhibit 99.1

 Commercial Federal Reports Third Quarter Net Income of $20.2 Million

    OMAHA, Neb.--(BUSINESS WIRE)--Oct. 26, 2004--Commercial Federal Corporation (NYSE:CFB), today announced net income of $20.2 million, or $0.50 per diluted share, for the quarter ended September 30, 2004.
    "By emphasizing core banking growth, service excellence and prudent expense management Commercial Federal continues to make solid progress," said William A. Fitzgerald, chairman of the board and chief executive officer. "Despite a challenging interest rate environment, period-to-period growth in core deposits, as well as commercial operating, construction and home equity loans is making a positive difference.
    "By stressing our service philosophy and articulating very clear service standards, the Company has definitely rallied around our service excellence initiatives. We also have seen results from reduced operating expenses in the quarter, as they were down 6% compared to the same period last year. Credit quality remains very strong," concluded Mr. Fitzgerald.
    During the quarter ended September 30, 2004, Commercial Federal continued to show quarter-over-quarter positive gains in the following highly targeted core business drivers:

    -- Average commercial operating loan outstanding balances increased 21% annualized, even with a slowing in commercial lending growth nationwide.

    -- Average home equity loan outstanding balances grew at a 20% annualized rate, indicating that consumer demand for this product has returned after the refinancing boom.

    -- Average core deposit balances, excluding custodial escrows, were up $27 million, or 3% annualized, driven primarily by retail and commercial checking gains.

    -- The number of period-end retail checking and commercial checking accounts increased at 5% and 31% annualized rates, respectively during the third quarter.

    Results for the Quarter

    Net Interest Income

    Net interest income totaled $64.4 million for the third quarter, compared with $71.6 million for the quarter ended June 30, 2004. Industry-wide effects of margin compression contributed to the decline, as the net interest rate spread for the quarter declined 19 basis points to 2.60%, compared with 2.79% for the previous quarter. The weighted average yield on interest-earning assets improved two basis points to 5.48%, primarily due to improved yields on securities in addition to an increased volume of higher-yielding commercial and consumer loans.
    These positive increases were partially offset by the reduction in volume and related interest income on residential mortgage loans.
    The compression of the interest rate spread was negatively affected by an increase in the weighted average rate on deposits and interest-bearing liabilities to 2.88% from 2.67% in the previous quarter. This was primarily due to increases in the targeted federal funds rate and competitive market pressures on the pricing of deposits.

    Noninterest Income

    Noninterest income increased 17% from the previous quarter to partially offset the decline in the Company's net interest income. Leading this growth, retail banking fees were positively affected by increases in the number of checking accounts combined with the increasing volume of debit card usage, as this category of fees grew at an overall 18% annualized rate.
    The Company's mortgage banking operations, which include both servicing and secondary marketing activities, continued to be affected by high mortgage prepayments and the resultant amortization of the mortgage servicing rights asset. During the third quarter, the Company recorded loan servicing fees of $10.8 million, mortgage servicing rights amortization expense of $10.6 million, and a mortgage servicing rights valuation adjustment write-down of $21.6 million. The valuation adjustment was offset by changes in the fair value of certain derivatives and gains on the sales of securities held for the purpose of offsetting changes in the fair value of mortgage servicing rights. In addition, gains on the sales of loans totaled $1.4 million during the quarter.
    "Mortgage banking, in general, is a very cyclical business. We continue to operate in a challenging interest-rate environment and that clearly impacts mortgage prepayment speeds. Although prepayment speeds have declined rather dramatically from quarter to quarter, they have not come down as far as the industry had expected," said David S. Fisher, executive vice president and chief financial officer.

    Operating Expenses

    For the quarter ended September 30, 2004, general and administrative expenses fell by $4.1 million to $63.3 million compared to $67.4 million for the previous quarter. Declines were noted in many categories including compensation, occupancy and advertising expense. "We have paid close attention to centralizing operations where it is appropriate, finding opportunities to be more efficient and effective while maintaining or enhancing our customer service focus. The results of these efforts have begun to show through this quarter," reported Mr. Fisher.

    Credit Risk Management

    At the end of the third quarter, total nonperforming assets rose to $65.4 million from $48.8 million in the previous quarter. Despite the increase, primarily driven by the addition of two commercial real estate properties, overall credit quality remains strong.
    Total nonperforming assets represented only 0.57% of total assets at September 30, 2004, compared with 0.42% for the previous quarter and 0.88% at September 30, 2003.
    Net loan charge-offs for the third quarter increased to $5.1 million, compared to $3.8 million in the previous quarter and $5.5 million in the third quarter of 2003. The allowance for loan losses totaled $94.9 million at September 30, 2004, or 1.22% of loans outstanding versus $97.1 million, or 1.25%, at June 30, 2004.

    Balance Sheet and Capital Ratios

    Total assets as of September 30, 2004 were $11.4 billion, compared with $11.7 billion and $12.5 billion as of June 30, 2004 and September 30, 2003, respectively. The size of the balance sheet declined slightly as expected, primarily driven by a decrease in the warehouse of mortgage loans held for sale.
    For the third quarter, core deposits, including checking, money market and savings accounts (excluding custodial escrows) were up $39 million from June 30, 2004 and totaled $3.6 billion at September 30, 2004.
    During the third quarter 2004, the Company repurchased 655,000 shares of common stock under its stock buyback program. As of September 30, 2004, the Company had 1,758,800 shares remaining in the repurchase authorization set to expire June 30, 2005. As of September 30, 2004, the Company had 39,352,564 shares outstanding.
    As of September 30, 2004, stockholders' equity was $767.9 million, compared with $751.3 million at June 30, 2004 and $753.5 million at September 30, 2003. The capital ratios of the Company's banking subsidiary continued to exceed regulatory requirements for classification as "well-capitalized," the highest regulatory standard.

    Commercial Federal Corporation (NYSE:CFB) is the parent company of Commercial Federal Bank, a $11.4 billion federal savings bank with branches located in Nebraska, Iowa, Colorado, Kansas, Oklahoma, Missouri and Arizona. Commercial Federal operations include consumer and commercial banking services, including retail banking, commercial and industrial lending, small business banking, construction lending, cash management, mortgage origination and servicing, and insurance and investment services.

    Commercial Federal's Web site, http://www.comfedbank.com, will host a live webcast of the investor conference call to discuss third quarter results on Tuesday, October 26, 2004 at 10:00 a.m. Central Time. The site also includes access to company news releases, annual reports, quarterly financial statements and SEC filings.

    Certain statements contained in this release are forward-looking in nature. These statements are subject to risks and uncertainties that could cause Commercial Federal's actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to Commercial Federal include, but are not limited to, changes in general economic conditions, changes in interest rates, changes in regulations or accounting methods, and price levels and conditions in the public securities markets generally.


                    COMMERCIAL FEDERAL CORPORATION
            CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
                        (Dollars in Thousands)

----------------------------------------------------------------------

                                September 30,  June 30,  September 30,
ASSETS                              2004         2004        2003
----------------------------------------------------------------------



Cash (including short-term
 investments of $2,060, $1,841
 and $1,137)                        $165,652    $156,229     $168,111
Investment securities available
 for sale, at fair value           1,063,033   1,031,111    1,050,040
Mortgage-backed securities
 available for sale, at fair
 value                             1,068,713   1,133,434    1,130,463
Loans held for sale, net             287,757     444,774      732,494
Loans receivable, net of
 allowances of $94,857, $97,082
 and $107,995                      7,651,557   7,691,306    7,894,337
Federal Home Loan Bank stock         202,284     247,580      241,206
Foreclosed real estate                17,047      15,548       48,350
Premises and equipment, net          163,987     153,137      144,170
Bank owned life insurance            248,057     245,157      230,981
Other assets                         372,514     418,451      696,367
Core value of deposits, net of
 accumulated amortization of
 $67,636, $66,652 and $62,999         13,413      14,397       18,050
Goodwill                             162,717     162,717      162,717
----------------------------------------------------------------------
     Total Assets                $11,416,731 $11,713,841  $12,517,286
----------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS'
 EQUITY
----------------------------------------------------------------------

Liabilities:
  Deposits                        $6,249,222  $6,242,747   $6,592,859
  Advances from Federal Home
   Loan Bank                       3,767,837   4,061,840    3,959,906
  Other borrowings                   424,327     419,848      620,452
  Other liabilities                  207,487     238,084      590,607
----------------------------------------------------------------------
     Total Liabilities            10,648,873  10,962,519   11,763,824
----------------------------------------------------------------------
Commitments and Contingencies              -           -            -
----------------------------------------------------------------------

Stockholders' Equity:
  Preferred stock, $.01 par
   value; 10,000,000 shares
   authorized; none issued                 -           -            -
  Common stock, $.01 par value;
   120,000,000 shares
   authorized; 39,352,564,
   39,870,919 and 42,381,367
   shares issued and outstanding         394         399          424
  Retained earnings                  816,688     816,138      841,391
  Accumulated other
   comprehensive loss, net           (49,224)    (65,215)     (88,353)
----------------------------------------------------------------------
     Total Stockholders' Equity      767,858     751,322      753,462
----------------------------------------------------------------------
     Total Liabilities and
      Stockholders' Equity       $11,416,731 $11,713,841  $12,517,286
----------------------------------------------------------------------


                    COMMERCIAL FEDERAL CORPORATION
                   CONSOLIDATED STATEMENT OF INCOME
             (Dollars in Thousands Except Per Share Data)

----------------------------------------------------------------------
                                          Three Months Ended
                                 September 30, June 30,  September 30,
                                 -------------------------------------
                                     2004        2004        2003
----------------------------------------------------------------------


Interest Income:
  Investment securities               $14,628    $13,616      $16,233
  Mortgage-backed securities           10,930     11,651        8,688
  Loans receivable                    116,447    119,750      128,291
----------------------------------------------------------------------
         Total interest income        142,005    145,017      153,212
Interest Expense:
  Deposits                             28,765     26,901       36,547
  Advances from Federal Home Loan
   Bank                                45,191     43,384       51,545
  Other borrowings                      3,655      3,142        4,830
----------------------------------------------------------------------
         Total interest expense        77,611     73,427       92,922
Net Interest Income                    64,394     71,590       60,290
Provision for Loan Losses              (2,869)    (3,106)      (5,475)
----------------------------------------------------------------------
Net Interest Income After
 Provision for Loan Losses             61,525     68,484       54,815

Other Income (Loss):
  Retail fees and charges              17,625     16,881       14,805
  Loan servicing fees                  10,754     10,726       10,911
  Amortization of mortgage
   servicing rights                   (10,616)   (14,900)     (21,989)
  Mortgage servicing rights
   valuation adjustment               (21,644)    38,866       51,800
  Gain (loss) on sales of
   securities and changes in fair
   values of derivatives, net          21,253    (38,990)     (31,294)
  Gain on sales of loans                1,393      2,516        9,329
  Bank owned life insurance             2,900      3,015        2,771
  Other operating income                7,926      7,145        7,398
----------------------------------------------------------------------
         Total other income            29,591     25,259       43,731
Other Expense:
  General and administrative
   expenses -
    Compensation and benefits          30,582     31,537       30,233
    Occupancy and equipment             9,825      9,994       10,188
    Data processing                     4,698      4,643        4,460
    Advertising                         2,963      3,940        3,742
    Communication                       3,263      3,332        3,505
    Item processing                     3,195      3,156        3,210
    Outside services                    4,087      3,872        3,410
    Loan expenses                       1,494      2,445        3,909
    Foreclosed real estate, net           643     (1,217)         289
    Other operating expenses            2,571      5,671        4,141
----------------------------------------------------------------------
         Total general and
          administrative expenses      63,321     67,373       67,087
  Amortization of core value of
   deposits                               984      1,218        1,218
----------------------------------------------------------------------
         Total other expense           64,305     68,591       68,305
----------------------------------------------------------------------

Income Before Income Taxes             26,811     25,152       30,241
Provision for Income Taxes              6,578      6,450        8,378
----------------------------------------------------------------------

Net Income                            $20,233    $18,702      $21,863
----------------------------------------------------------------------

Net Income Per Basic Share               $.51       $.46         $.50
Net Income Per Diluted Share             $.50       $.45         $.50
----------------------------------------------------------------------
Dividends Declared Per Common
 Share                                  $.135      $.135         $.10
----------------------------------------------------------------------
Weighted Average Shares
 Outstanding Used in Basic EPS     39,583,989 40,527,096   43,523,639
Weighted Average Shares
 Outstanding Used in Diluted EPS   40,250,103 41,199,954   43,933,969
----------------------------------------------------------------------


                    COMMERCIAL FEDERAL CORPORATION
                   CONSOLIDATED STATEMENT OF INCOME
             (Dollars in Thousands Except Per Share Data)

----------------------------------------------------------------------
                                                  Nine Months Ended
                                                    September 30,
                                                ----------------------
                                                   2004       2003
----------------------------------------------------------------------


Interest Income:
  Investment securities                            $42,543    $50,655
  Mortgage-backed securities                        34,943     37,773
  Loans receivable                                 356,308    411,043
----------------------------------------------------------------------
      Total interest income                        433,794    499,471
Interest Expense:
  Deposits                                          85,449    115,135
  Advances from Federal Home Loan Bank             132,816    163,237
  Other borrowings                                   8,449     14,879
----------------------------------------------------------------------
      Total interest expense                       226,714    293,251
Net Interest Income                                207,080    206,220
Provision for Loan Losses                          (10,828)   (16,894)
----------------------------------------------------------------------
Net Interest Income After Provision for Loan
 Losses                                            196,252    189,326

Other Income (Loss):
  Retail fees and charges                           49,003     43,317
  Loan servicing fees                               32,688     33,906
  Amortization of mortgage servicing rights        (37,901)   (52,505)
  Mortgage servicing rights valuation
   adjustment                                       (1,671)     8,479
  Gain on sales of securities and changes in
   fair values of derivatives, net                     645     26,837
  Gain on sales of loans                             4,107     23,315
  Bank owned life insurance                         13,946      8,443
  Other operating income                            21,690     20,681
----------------------------------------------------------------------
      Total other income                            82,507    112,473
Other Expense:
  General and administrative expenses -
    Compensation and benefits                       95,005     92,887
    Occupancy and equipment                         29,983     31,119
    Data processing                                 13,962     13,739
    Advertising                                     10,458     13,478
    Communication                                    9,741     10,351
    Item processing                                  9,381     10,516
    Outside services                                11,831      9,027
    Loan expenses                                    5,444      9,002
    Foreclosed real estate, net                      1,351      2,674
    Other operating expenses                        12,322     11,987
----------------------------------------------------------------------
      Total general and administrative expenses    199,478    204,780
  Amortization of core value of deposits             3,419      4,315
----------------------------------------------------------------------
      Total other expense                          202,897    209,095
----------------------------------------------------------------------

Income Before Income Taxes                          75,862     92,704
Provision for Income Taxes                          19,009     25,882
----------------------------------------------------------------------

Net Income                                         $56,853    $66,822
----------------------------------------------------------------------

Net Income Per Basic Share                           $1.41      $1.51
Net Income Per Diluted Share                         $1.38      $1.50
----------------------------------------------------------------------
Dividends Declared Per Common Share                  $.395       $.29
----------------------------------------------------------------------
Weighted Average Shares Outstanding Used in
 Basic EPS                                      40,361,719 44,306,196
Weighted Average Shares Outstanding Used in
 Diluted EPS                                    41,068,710 44,645,852
----------------------------------------------------------------------


                    COMMERCIAL FEDERAL CORPORATION
      MORTGAGE SERVICING RIGHTS AND MORTGAGE BANKING OPERATIONS
                        (Dollars in Thousands)

----------------------------------------------------------------------
                                         Three Months Ended
                              September 30,   June 30,   September 30,
                              ----------------------------------------
                                  2004          2004         2003
----------------------------------------------------------------------

Mortgage Servicing Rights:
   Beginning balance before
    valuation allowance           $175,266     $178,850      $190,398
   Mortgage servicing rights
    retained through loan
    sales                            6,966       11,316        19,916
   Bulk purchases of mortgage
    servicing rights                     -            -         8,942
   Amortization expense            (10,616)     (14,900)      (21,989)
                              ------------- ------------ -------------
   Ending balance before
    valuation allowance            171,616      175,266       197,267
                              ------------- ------------ -------------

   Valuation allowance,
    beginning balance               29,366       68,232       121,465
   Amounts charged (credited)
    to operations                   21,644      (38,866)      (51,800)
                              ------------- ------------ -------------
   Valuation allowance, ending
    balance                         51,010       29,366        69,665
                              ------------- ------------ -------------

   Mortgage servicing rights,
    net of valuation allowance    $120,606     $145,900      $127,602
                              ============= ============ =============

   Fair value at the periods
    ended                         $121,876     $157,955      $129,136
                              ============= ============ =============

Mortgage servicing rights as a
 percentage of servicing
 portfolio (1)                        1.11%        1.32%         1.13%
                              ============= ============ =============

Mortgage servicing rights as a
 multiple of servicing
 fees (1)                             3.25x        3.88x         3.42x
                              ============= ============ =============

(1) Ratios are calculated based on the net book value of mortgage servicing rights after deducting the valuation allowance.

----------------------------------------------------------------------

Loans Serviced for Other
 Institutions:
   Beginning balance           $11,049,759  $11,166,995   $11,864,111
   Additions to portfolio          479,563      870,423     1,562,189
   Purchases                             -            -       529,639
   Loan payments                  (624,266)    (976,213)   (2,195,435)
   Sales of loans serviced               -            -         8,054
   Sub servicing released, net
    of payments and other
    adjustments                          -            -      (457,012)
   Other items, net                 (2,099)     (11,446)       (3,984)
                              ------------- ------------ -------------
   Ending balance including
    sub servicing              $10,902,957  $11,049,759   $11,307,562
                              ============= ============ =============

   Weighted average servicing
    fee                               0.34%        0.34%         0.33%
                              ============= ============ =============

   Weighted average coupon
    note rate                         5.90%        5.94%         6.18%
                              ============= ============ =============

----------------------------------------------------------------------

Certain Components of Mortgage
 Banking and Treasury
 Activities:
   Loan servicing fees             $10,754      $10,726       $10,911
   Amortization of mortgage
    servicing rights               (10,616)     (14,900)      (21,989)
                              ------------- ------------ -------------
      Loan servicing fees, net         138       (4,174)      (11,078)

   Mortgage servicing rights
    valuation adjustment           (21,644)      38,866        51,800
   Gain (loss) on sales of
    securities and changes in
    fair values of
    derivatives, net                21,253      (38,990)      (31,294)

   Gain on sales of loans            1,393        2,516         9,329
                              ------------- ------------ -------------

   Total of certain components
    of mortgage banking and
    treasury activities             $1,140      $(1,782)      $18,757


                    COMMERCIAL FEDERAL CORPORATION
                          DEPOSITS AND LOANS
                            (In Thousands)

----------------------------------------------------------------------

                               September 30,  June 30,   September 30,
                                   2004         2004         2003
----------------------------------------------------------------------

Deposits by State:
  Colorado                       $2,043,870  $2,015,803    $2,042,681
  Nebraska                        1,510,313   1,487,175     1,776,262
  Iowa                            1,024,832   1,043,580     1,061,398
  Kansas                            607,942     610,981       639,769
  Oklahoma                          525,922     548,469       538,570
  Missouri                          297,633     305,925       314,335
  Arizona                           238,710     230,814       219,844
                               ------------- ----------- -------------
    Total deposits               $6,249,222  $6,242,747    $6,592,859
                               ============= =========== =============

Deposits by Type:
  Checking accounts -
     Interest bearing              $557,118    $551,571      $524,871
     Noninterest bearing            672,013     637,790       658,575
                               ------------- ----------- -------------
       Total checking excluding
        escrow accounts           1,229,131   1,189,361     1,183,446
  Money market accounts           1,195,326   1,203,268     1,042,342
  Savings accounts                1,218,777   1,211,344     1,334,492
                               ------------- ----------- -------------
       Total core deposits        3,643,234   3,603,973     3,560,280
  Custodial escrow accounts         252,573     285,667       443,132
  Certificates of deposit         2,353,415   2,353,107     2,589,447
                               ------------- ----------- -------------
       Total deposits            $6,249,222  $6,242,747    $6,592,859
                               ============= =========== =============

----------------------------------------------------------------------

Loans Receivable, before
 allowance for losses:
  Residential real estate        $2,813,779  $2,978,082    $3,456,176
  Commercial real estate          1,963,904   1,976,705     1,943,384
  Construction, net of loans-
   in-process                       624,491     614,017       493,145
  Commercial operating and
   other                            586,922     543,719       519,314
  Consumer home equity              967,556     914,967       840,825
  Consumer other                    789,762     760,898       749,488
                               ------------- ----------- -------------
  Total loans receivable,
   before allowance for losses   $7,746,414  $7,788,388    $8,002,332
                               ============= =========== =============


                    COMMERCIAL FEDERAL CORPORATION
                    ALLOWANCE FOR LOSSES ON LOANS
                            (In Thousands)

----------------------------------------------------------------------

                                September 30,  June 30,  September 30,
                                    2004         2004        2003
----------------------------------------------------------------------


THREE MONTHS ENDED:
-------------------

Beginning balance                    $97,082    $97,765      $108,740
Provision charged to operations        2,869      3,106         5,475
Charge-offs                           (6,069)    (5,711)       (6,787)
Recoveries                               975      1,922         1,295
Other                                      -          -          (715)
----------------------------------------------------------------------
Ending balance                       $94,857    $97,082      $108,008
----------------------------------------------------------------------

NINE MONTHS ENDED:
------------------
Beginning balance                   $108,154     n/a         $106,291
Provision charged to operations       10,828     n/a           16,894
Charge-offs                          (28,592)    n/a          (20,085)
Recoveries                             4,467     n/a            5,687
Other                                      -     n/a             (779)
----------------------------------------------------------------------
Ending balance                       $94,857     n/a         $108,008
----------------------------------------------------------------------

Summary of charge-offs, net of
 recoveries:
------------------------------

     Three months ended               $5,094     $3,789        $5,492
                                ============= ========== =============

     Nine months ended               $24,125     n/a          $14,398
                                =============            =============

----------------------------------------------------------------------

Allocation of allowance:
------------------------

     Specific                         $8,395     $4,613        $5,659
     Special problem                 15,342     23,413        32,749
     Nonspecific                      71,120     69,056        69,600
                                ------------- ---------- -------------
                                     $94,857    $97,082      $108,008
                                ============= ========== =============


                    COMMERCIAL FEDERAL CORPORATION
                             ASSET QUALITY
                        (Dollars in Thousands)

----------------------------------------------------------------------

                              September 30,   June 30,   September 30,
                                  2004          2004         2003
----------------------------------------------------------------------

Nonperforming Assets:
  Nonperforming loans (1):
    Residential real
     estate (1)                     $8,548       $7,381       $33,802
    Residential construction         4,245        3,020         3,556
    Commercial real estate          22,226        9,922         8,701
    Commercial construction            968          842         3,160
    All other                        7,663        7,411         7,861
                              ------------- ------------ -------------
      Total nonperforming
       loans                        43,650       28,576        57,080
                              ------------- ------------ -------------
  Foreclosed real estate:
    Residential                     13,435       12,315        12,588
    Residential construction         1,205        1,009         4,365
    Commercial                         631          448         4,964
    Commercial construction          1,776        1,776        26,433
                              ------------- ------------ -------------
      Total foreclosed real
       estate                       17,047       15,548        48,350
                              ------------- ------------ -------------

  Troubled debt restructurings
   - commercial                      4,676        4,690         4,933
                              ------------- ------------ -------------
Total nonperforming assets         $65,373      $48,814      $110,363
                              ============= ============ =============

Total assets                   $11,416,731  $11,713,841   $12,517,286
                              ============= ============ =============
Nonperforming assets to total
 assets                                .57%         .42%          .88%
                              ============= ============ =============

Summary of Nonperforming
 Assets:
  Residential                      $27,433      $23,725       $54,311
  Nonresidential                    37,940       25,089        56,052
                              ------------- ------------ -------------
                                   $65,373      $48,814      $110,363
                              ============= ============ =============

----------------------------------------------------------------------

Nonperforming loans to loans
 receivable (1)(2)                     .56%         .37%          .71%

Nonperforming assets to total
 assets (1)                            .57%         .42%          .88%

Allowance for loan losses to:

  Loans receivable (2)                1.22%        1.25%         1.35%

  Total nonperforming
   loans (1)                        217.31%      339.73%       189.22%

----------------------------------------------------------------------

Accruing loans 90 days or more
 past due (1):
  Residential real estate          $18,518      $20,443           $ -
                              ============= ============ =============

----------------------------------------------------------------------

(1) Effective June 30, 2004, management of the Corporation changed its estimate of determining when the collection of residential first mortgage loans becomes doubtful and when the loans are therefore placed on nonaccrual status.

(2) Ratios are calculated based on the net book value of loans receivable before deducting allowance for loan losses.


                    COMMERCIAL FEDERAL CORPORATION
       SUMMARY OF CONSOLIDATED FINANCIAL HIGHLIGHTS AND RATIOS
             (Dollars in Thousands Except Per Share Data)

----------------------------------------------------------------------

                              September 30,   June 30,   September 30,
                                  2004          2004         2003
----------------------------------------------------------------------



Cash, investment securities
 and FHLB stock                 $1,430,969   $1,434,920    $1,459,357
Mortgage-backed securities       1,068,713    1,133,434     1,130,463
Loans held for sale, net           287,757      444,774       732,494
Loans receivable, net            7,651,557    7,691,306     7,894,337
Core value of deposits, net         13,413       14,397        18,050
Goodwill                           162,717      162,717       162,717
Other assets                       801,605      832,293     1,119,868
  Total assets                  11,416,731   11,713,841    12,517,286
----------------------------------------------------------------------
Deposits                         6,249,222    6,242,747     6,592,859
Advances from Federal Home
 Loan Bank                       3,767,837    4,061,840     3,959,906
Other borrowings                   424,327      419,848       620,452
Other liabilities                  207,487      238,084       590,607
Stockholders' equity               767,858      751,322       753,462
  Total liabilities and
   stockholders' equity         11,416,731   11,713,841    12,517,286
----------------------------------------------------------------------

Book value per common share         $19.51       $18.84        $17.78
Stock price                         $26.98       $27.10        $24.35
Common shares outstanding       39,352,564   39,870,919    42,381,367
Weighted average shares
 outstanding per basic EPS      39,583,989   40,527,096    43,523,639
Weighted average shares
 outstanding per diluted EPS    40,250,103   41,199,954    43,933,969
----------------------------------------------------------------------

Nonperforming assets               $65,373      $48,814      $110,363
Nonperforming assets to total
 assets                                .57%         .42%          .88%
Weighted average interest
 rates on a taxable-equivalent
 basis (durings):
     Yield on interest-earning
      assets                          5.48%        5.46%         5.33%
     Rate on deposits and
      interest-bearing
      liabilities                     2.88%        2.67%         3.11%
     Net interest rate spread         2.60%        2.79%         2.22%
     Net annualized yield on
      interest-earning assets         2.55%        2.74%         2.16%
Loans serviced for other
 institutions                  $10,902,957  $11,049,759   $11,307,562
----------------------------------------------------------------------

Three months ended:
-------------------
Return on average assets               .70%         .63%          .68%
Return on average equity             10.58%       10.16%        12.35%
Average equity to average
 assets                               6.61%        6.20%         5.51%
G & A expenses to average
 assets                               2.19%        2.27%         2.09%
Operating efficiency ratio           67.37%       69.56%        64.49%
----------------------------------------------------------------------

Nine months ended:
------------------
Return on average assets               .64%         n/a           .68%
Return on average equity             10.08%         n/a         11.95%
Average equity to average
 assets                               6.34%         n/a          5.72%
G & A expenses to average
 assets                               2.24%         n/a          2.10%
Operating efficiency ratio           68.88%         n/a         64.26%
----------------------------------------------------------------------


                    COMMERCIAL FEDERAL CORPORATION
               AVERAGE BALANCES AND REGULATORY CAPITAL
                        (Dollars in Thousands)

----------------------------------------------------------------------

           Sept. 30,    June 30,   March 31,    Dec. 31,   Sept. 30,
              2004        2004        2004        2003        2003
----------------------------------------------------------------------

Three Months
 Ended:
------------

Average
 Balances:
 Total
  assets  $11,559,998 $11,878,729 $12,158,982 $12,164,033 $12,857,371
 Total
  loans,
  net       8,062,478   8,256,840   8,292,320   8,410,129   8,847,035
 Total
  loans,
  before
  allowances
  for loan
  losses    8,159,234   8,354,536   8,400,194   8,518,224   8,955,643
 Total
  mortgage-
  backed
  secur-
  ities     1,086,720   1,181,297   1,278,179   1,293,949   1,160,610
 Total
  deposits  6,254,687   6,409,826   6,571,111   6,496,315   6,821,942
 Total
  stock-
  holders'
  equity      764,614     736,133     755,722     729,062     708,267
 Total
  interest-
  earning
  assets   10,406,515  10,726,414  10,878,284  10,999,591  11,553,340
 Total
  deposits
  and
  interest-
  bearing
  liabil-
  ities    10,600,208  10,932,101  11,187,969  11,187,875  11,770,123

----------------------------------------------------------------------

                                   Sept. 30,    Dec. 31,    Dec. 31,
                                      2004        2003        2002
----------------------------------------------------------------------

Year to Date:
-------------

Average Balances:
 Total assets                     $11,864,787 $12,805,574 $13,175,562
 Total loans, net                   8,203,363   8,704,321   8,681,401
 Total loans, before
  allowances for loan
  losses                            8,304,123   8,812,133   8,786,551
 Total mortgage-backed
  securities                        1,181,718   1,362,145   1,799,174
 Total deposits                     6,411,301   6,629,299   6,258,302
 Total stockholders'
  equity                              752,202     741,337     758,659
 Total interest-
  earning assets                   10,669,441  11,557,322  11,974,586
 Total deposits and
  interest-bearing
  liabilities                      10,905,641  11,697,711  12,044,641

----------------------------------------------------------------------

            Sept. 30,    June 30,   March 31,    Dec. 31,   Sept. 30,
               2004        2004        2004        2003        2003
----------------------------------------------------------------------

Regulatory
 Capital:
----------

 Tangible    $713,324    $727,684    $721,410    $710,670    $741,185
 Core         713,324     727,684     721,535     704,350     730,186
 Total risk-
  based       833,679     855,225     852,638     838,437     866,764
 Tier 1
  risk-based  709,740     725,279     721,535     704,350     730,186
 Tangible %      6.37%       6.31%       6.00%       5.93%       6.03%
 Core %          6.37%       6.31%       6.00%       5.88%       5.95%
 Total risk-
  based %       11.06%      11.25%      11.02%      10.87%      10.81%
 Tier 1
  risk-
  based %        9.42%       9.54%       9.31%       9.13%       9.10%

    CONTACT: Commercial Federal Corporation, Omaha
             Investor Relations:
             Hal A. Garyn, 402-514-5336